SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2000

                                ALYN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Delaware                   000-21153                 33-0709359
      (STATE OR OTHER        (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      JURISDICTION OF                                     IDENTIFICATION NO.)
      INCORPORATION)

                  16761 Hale Avenue                              92606
                  Irvine, California
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

       Registrant's telephone number, including area code (949) 425-1525

                                 Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

On March 24, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

EXHIBIT NUMBER          DESCRIPTION

Exhibit 99.1            Press Release of the Registrant, dated March 24, 2000.

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   ALYN CORPORATION

                                   By: /s/ Ray E. Brooks
                                       -----------------------------------------
                                       Name:    Ray E. Brooks
                                       Title:   Chief Financial Officer

Date: March 24, 2000